Filed Pursuant to 497 (d)
                         Registration File No.: 333-90837

                      PROSPECTUS SUPPLEMENT
                      DATED JUNE 12, 2000

This prospectus supplement dated June 12, 2000 modifies the prospectus for the PaineWebber Equity Trust, Growth Stock
Series 24 ("Building the Info Utility Industry") dated
March 1, 2000 (referred to herein as the "Trust").

Network Solutions, an issuer of one of the equity securities held by the Trust, has been acquired by VeriSign Inc.. Due to the acquisition, the Trust has received VeriSign Inc. securities in exchange for all of its Network Solutions shares. The Trustee will liquidate all VeriSign Inc. securities received and pay all of the cash proceeds as a principal distribution to Unitholders of record as of June 15, 2000.